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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), Timothy K. Montgomery, Chief Executive Officer of Ditech Communications Corporation (the "Company"), and William J. Tamblyn, the Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

        1.    The Company's Annual Report on Form 10-K for the period ended April 30, 2003, and to which this Certification is attached as Exhibit 99.1, (the "Periodic Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

        2.    The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 11th day of July, 2003.

/s/ TIMOTHY K. MONTGOMERY Timothy K. Montgomery CHIEF EXECUTIVE OFFICER
/s/ WILLIAM J. TAMBLYN William J. Tamblyn CHIEF FINANCIAL OFFICER

        The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not filed with the Securities and Exchange Commission as part of the Form 10-K or as a separate disclosure document and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act Filing of 1934, as amended (whether made before or after the date of the Form 10-K), irrespectively of any general incorporation language contained in such filing.

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER